UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2018

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2018, shareholders of Stock Yards Bancorp, Inc. (the “Company”) approved Amendment No. 2 (the “Amendment”) to the Stock Yards Bancorp 2015 Omnibus Equity Compensation Plan (the “Plan”).  The Amendment:

●	Increases the number of shares of Common Stock reserved and available for issuance under the Plan by 500,000 shares;
●	Prohibits the payment or vesting of dividends or dividend equivalents on unvested awards; and
●	Adjusts the various share limits under the Plan solely to reflect how those limits apply following the Company’s 2016 stock split.

A copy of the full text of the Amendment is filed as Exhibit 10.1 to this report.  This summary of the Amendment is not intended to be a complete description of the Amendment and is qualified in its entirety by the actual text of the Amendment to which reference is hereby made.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 26, 2018, the Company held its 2018 annual meeting of shareholders.  As of the record date for the Annual Meeting, there were 22,715,322 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 16,592,865 or 73.05% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows:

1.            The following individuals were nominated in 2018 to serve until the next annual meeting of shareholders in 2019.  All nominees were elected.  The results were as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Paul J. Bickel III	16,372,072	59,401	161,392	0
J. McCauley Brown	16,368,181	64,910	159,774	0
Charles R. Edinger III	15,835,633	594,791	162,441	0
David P. Heintzman	16,246,597	185,234	161,034	0
Donna L. Heitzman	16,147,298	273,083	172,484	0
Carl G. Herde	16,168,011	260,980	163,874	0
James A. Hillebrand	16,131,290	298,330	163,245	0
Richard A. Lechleiter	16,089,893	340,942	162,030	0
Richard Northern	16,285,355	142,364	165,146	0
Stephen M. Priebe	16,231,083	197,635	164,147	0
Norman Tasman	15,911,540	519,669	161,656	0
Kathy C. Thompson	16,115,758	315,512	161,595	0

2.            Proposal to amend the 2015 Omnibus Equity Compensation Plan:

For	15,164,299
Against	474,295
Abstain	954,271
Broker non-vote	0

3.            Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	15,233,711
Against	449,467
Abstain	909,687
Broker non-vote	0

Item 9.01    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibits

10.1	Amendment No. 2 to the Stock Yards Bancorp 2015 Omnibus Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2018

STOCK YARDS BANCORP, INC.

By:	/s/ Nancy B. Davis
Nancy B. Davis
Executive Vice President, Treasurer and Chief Financial Officer